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                                                                   Exhibit 10.18

                                                                  Execution Copy
                      FIRST AMENDMENT TO CREDIT AGREEMENT
                [Letter of Credit and Hedged Inventory Facility]

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of the 26th day of February, 2001, by and among PLAINS MARKETING, L.P. ("Borrower"), ALL AMERICAN PIPELINE, L.P. ("All American") and PLAINS ALL AMERICAN PIPELINE, L.P. ("Plains MLP"), as guarantors, FLEET NATIONAL BANK, as Administrative Agent (in such capacity, "Administrative Agent"), and the Lenders party hereto.

                              W I T N E S S E T H:

     WHEREAS, Borrower, All American, Plains MLP, Administrative Agent and Lenders entered into that certain Credit Agreement [Letter of Credit and Hedged Inventory Facility] dated as of May 8, 2000 (as amended, restated, or supplemented to the date hereof, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower, All American, Plains MLP, Administrative Agent, and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this First Amendment to Credit Agreement.

          "Amendment Documents" means this Amendment, the Renewal Notes, and the Amendments to Security Documents as described in Section 3.1(c) hereof.

          "Credit Agreement" means the Original Agreement as amended hereby.

          "Original Notes" means the "Notes" referred to and defined as such in the Original Agreement.

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          "Renewal Notes" means the renewal promissory notes of Borrower in the form attached hereto as Exhibit A, expressly renewing and extending the Original Notes.

                           ARTICLE II. -- Amendments

     (S) 2.1. Definitions. (a) Applicable Leverage Level. The table set forth in the definition of "Applicable Leverage Level" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:


   Applicable
 Leverage Level                     Leverage Ratio
-----------------        ------------------------------------
     Level I             greater than or equal to 4.50 to 1.0

     Level II            greater than or equal to 4.25 to 1.0
                              but less than 4.50 to 1.0

     Level III           greater than or equal to 4.00 to 1.0
                              but less than 4.25 to 1.0

     Level IV            greater than or equal to 3.50 to 1.0
                              but less than 4.00 to 1.0

     Level V             greater than or equal to 3.00 to 1.0
                              but less than 3.50 to 1.0

     Level VI            greater than or equal to 2.25 to 1.0
                              but less than 3.00 to 1.0

     Level VII           greater than or equal to 1.75 to 1.0
                              but less than 2.25 to 1.0

     Level VIII                 less than 1.75 to 1.0

     (b) Base Rate Margin:    The table set forth in the definition of "Base
Rate Margin" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

    Applicable Leverage Level        Base Rate Margin
-----------------------------------------------------
Level I, Level II, Level III or                 0.250%
  Level IV
-----------------------------------------------------
Level V                                         0.125%
-----------------------------------------------------
Level VI, Level VII or                          0.000%
  Level VIII
-----------------------------------------------------

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     (c) Commitment Fee Rate.  The table set forth in the definition of
"Commitment Fee Rate" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:


     Applicable Leverage Level        Commitment Fee Rate
---------------------------------------------------------
Level I or Level II or Level III                    0.500%
 or Level IV or Level V
---------------------------------------------------------
Level VI or Level VII                               0.375%
---------------------------------------------------------
Level VIII                                          0.250%
---------------------------------------------------------

     (d) Commitment Period. The reference to "April 30, 2003" set forth in the definition of "Commitment Period" set forth in Section 1.1 of the Original Agreement is hereby amended to refer instead to "April 30, 2004".

     (e) Consolidated EBITDA. Clause (5) of the definition of "Consolidated EBITDA" set forth in Section 1.1 of the Original Agreement is hereby renumbered clause (6), and a new clause (5) is hereby added immediately before "minus" preceding such clause (6), to read as follows:

     plus (5) settlement payments made in such period with respect to litigation arising out of the unauthorized trading activity by Borrower during the period of January 1, 1999 to November 20, 1999, not to exceed an aggregate amount of $6,963,000

     (f) Consolidated Funded Indebtedness. The proviso at the end of the last sentence of the definition of "Consolidated Funded Indebtedness" set forth in
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

     provided, however, that Consolidated Funded Indebtedness shall not include Indebtedness in respect of letters of credit, Cash and Carry Purchases or margin deposits.

     (g) Eligible Receivables.  (I) The reference to "Account of the Borrower"
         --------------------
set forth in the introductory clause of the definition of "Eligible Receivables" set forth in Section 1.1 of the Original Agreement is hereby amended to refer instead to "Account of the Borrower or Plains Marketing Canada, L.P."; (II) the references to "Borrower" set forth in clauses (i), (iii), (iv), (v), (viii) and
(ix) of such definition are hereby amended to refer instead to "Borrower or Plains Marketing Canada, L.P."; (III) the references to "United States dollars" set forth in clause (ii) of such definition are hereby amended to refer instead to "Dollars or Canadian Dollars"; (IV) the references to "the United States of America" set forth in clauses (ii) and (ix) of such definition are hereby amended to refer instead to "the United States of America or Canada"; (V) the reference to "$500,000" set forth in clause (vii) is hereby amended to refer instead to "the Dollar Equivalent of $500,000", and (VI) "and" at the end of clause (x) of such definition is hereby

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deleted, the "." at the end of clause (xi) is hereby amended to "; and", and a new clause (xii) is hereby added at the end of such definition, to read as follows:

     (xii) if such Account is an Account owned by Plains Marketing Canada, L.P., to the extent the Lien on such Account in favor of Administrative Agent described in clause (vi) above is valid and non-avoidable under applicable Law.

     (h) First Purchase Crude Payables. The reference to "any other state" set forth in the definition of "First Purchase Crude Payables" set forth in Section
1.1 of the Original Agreement is hereby amended to refer instead to "any other state or under the laws of Canada or any province thereof".

     (i) LC Application. The reference to "Borrower" set forth in the definition of "LC Application" set forth in Section 1.1 of the Original Agreement is hereby amended to refer instead to "Borrower or Plains Marketing Canada, L.P.".

     (j) Letter of Credit.  The definition of "Letter of Credit" set forth in
Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Letter of Credit" means any letter of credit issued (or deemed issued pursuant to the provisions of Section 10.13) by LC Issuer hereunder (i) at the application of Borrower, which shall be issued in Dollars, or (ii) with respect to Canadian Letters of Credit, at the application of either Borrower or Plains Marketing Canada, L.P., which may be issued in either Dollars or Canadian Dollars.

     (k) Letter of Credit Fee Rate. The table set forth in the definition of "Letter of Credit Fee Rate" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

    Applicable Leverage Level        LC Fee Rate
------------------------------------------------
Level I, Level II, Level III or            1.750%
 Level IV
------------------------------------------------
Level V                                    1.625%
------------------------------------------------
Level VI                                   1.500%
------------------------------------------------
Level VII                                  1.250%
------------------------------------------------
Level VIII                                 1.000%
------------------------------------------------

     (l) LIBOR Rate Margin. The table set forth in the definition of "LIBOR Rate Margin" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

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    Applicable Leverage Level        LIBOR Rate Margin
------------------------------------------------------
Level I, Level II, Level III or                  1.750%
 Level IV
------------------------------------------------------
Level V                                          1.625%
------------------------------------------------------
Level VI                                         1.500%
------------------------------------------------------
Level VII                                        1.250%
------------------------------------------------------
Level VIII                                       1.000%
------------------------------------------------------

     (m) Material Market Open Position Loss. The reference to "$5,000,000" set forth in the definition of "Material Market Open Position Loss" set forth in
Section 1.1 is hereby amended to refer instead to "the Dollar Equivalent of $5,000,000".

     (n) Maximum Facility Amount. The definition of "Maximum Facility Amount" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "Maximum Facility Amount" means the amount of $200,000,000, as such amount may be reduced by Borrower from time to time as provided in Section 2.12.

     (o) Other Priority Claims. The references to "Borrower" set forth in the definition of "Other Priority Claims" set forth in Section 1.1 of the Original Agreement are hereby amended to refer instead to "Borrower or Plains Marketing Canada, L.P.".

     (p) Paid but Unexpired Letters of Credit. The reference to "Borrower" set forth in the second sentence of the definition of "Paid but Unexpired Letters of Credit" set forth in Section 1.1 of the Original Agreement is hereby amended to refer instead to "Borrower or Plains Marketing Canada, L.P.".

     (q) Permitted Investments. Clause (c) of the definition of "Permitted Investments" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

     (c) Investments by Plains MLP or any of its Subsidiaries in:

          (I) any Wholly Owned Subsidiary of Plains MLP which is a Guarantor, other than any Canadian Subsidiary or

          (II) any Canadian Subsidiary, provided that (A) Borrower shall notify Administrative Agent and each Lender in the event the aggregate amount of such Investments in Canadian Subsidiaries shall exceed $100,000 and (B) the aggregate amount of such Investments in Canadian Subsidiaries shall not exceed (x) $100,000 in the aggregate prior to the earlier of the CanPet Acquisition Closing Date and Murphy

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     Acquisition Closing Date, (y) $27,000,000 (exclusive of any Investment described in clause (z) below) with respect to the CanPet Acquisition, the proceeds of which shall be used to consummate the CanPet Acquisition, to fund contango transactions and for working capital purposes with respect to the CanPet Acquisition, and (z) $57,000,000 (exclusive of any Investment described in clause (y) above) with respect to the Murphy Acquisition, the proceeds of which shall be used to consummate the Murphy Acquisition, to fund contango transactions and for working capital purposes with respect to the Murphy Acquisition.

     The reference to "$5,000,000" set forth in clause (d) of such definition is hereby amended to refer instead to "the Dollar Equivalent of $5,000,000".

     (r) Revolver Agreement. The reference to "$400,000,000" set forth in the definition of "Revolver Agreement" set forth in Section 1.1 of the Original Agreement is hereby amended to refer instead to "$500,000,000, as amended".

     (s) Canadian Dollars, Canadian Letter of Credit, Canadian Subsidiaries and CanPet Acquisition. The following definitions of "Canadian Dollars", "Canadian Letter of Credit", "Canadian Subsidiaries", "CanPet Acquisition", "Canpet Acquisition Documents" and "Canpet Closing Date" are hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Business Day", to read as follows:

          "Canadian Dollars" and "C$" means the lawful currency of Canada.

          "Canadian Letter of Credit" means any Letter of Credit related to a purchase or exchange of crude oil in Canada by any Canadian Subsidiary.

          "Canadian Subsidiaries" means each of PMC (Nova Scotia) Company, a Nova Scotia unlimited liability company, Plains Marketing Canada, L.P., an Alberta limited partnership, and each of their Subsidiaries, whether now owned or hereafter acquired.

          "CanPet Acquisition" means the acquisition by Borrower and Plains Marketing Canada, L.P. of all or substantially all of the assets of CanPet Energy Group (USA), Inc. and CanPet Energy Group Inc., respectively, pursuant to the CanPet Acquisition Documents.

          "CanPet Acquisition Documents" means the purchase and sale agreement, title transfer documents and all other agreements or instruments executed and delivered by Borrower, Plains Marketing Canada, L.P. or any Affiliate in connection therewith to consummate the CanPet Acquisition.

          "CanPet Acquisition Closing Date" means the date on which the CanPet Acquisition shall have been consummated and Borrower and Plains Marketing Canada, L.P. shall have taken good and defensible title to the assets subject thereof.

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     (t) Dollars and Dollar Equivalent.  The following definitions of "Dollars"
and "Dollar Equivalent" are hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Disclosure Schedule", to read as follows:

          "Dollars" and "$" means U.S. dollars except where otherwise specified.

          "Dollar Equivalent" of any amount of any currency at any date means
     (i) if such currency is Dollars, the amount of such currency, or (ii) if such currency is Canadian Dollars, the equivalent in Dollars of such amount of such currency based upon the rate of exchange for such conversion as quoted by the Bank of Canada at approximately 12:00 noon, Toronto time (or, if not so quoted, the spot rate of exchange quoted for wholesale transactions made by Administrative Agent) on the date on or as of which such amount is to be determined.

     (u) Murphy Acquisition. The following definitions of "Murphy Acquisition", "Murphy Acquisition Documents" and "Murphy Acquisition Closing Date" are hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Moody's", to read as follows:

          "Murphy Acquisition" means the acquisition by Plains Marketing Canada, L.P. of certain assets from Murphy Oil Company Ltd. as previously disclosed by Borrower to Administrative Agent and Lenders pursuant to the Murphy Acquisition Documents.

          "Murphy Acquisition Documents" means the purchase and sale agreement, title transfer documents and all other agreements or instruments executed and delivered by Plains Marketing Canada, L.P. or any Affiliate in connection therewith to consummate the Murphy Acquisition.

          "Murphy Acquisition Closing Date" means the date on which the Murphy Acquisition shall have been consummated and Plains Marketing Canada, L.P. shall have taken good and defensible title to the assets subject thereof.

     (S) 2.2.  Amendment of Revolver Agreement.  The second sentence of Section
1.3 of the Original Agreement is hereby amended by adding the following phrase at the end thereof:

     , as amended by the First Amendment to Credit Agreement [Revolving Credit Agreement] dated as of February 26, 2001 and as amended and restated as contemplated by and provided for in such First Amendment.

     (S) 2.3. Commitments to Lend. The reference to "Facility Usage" set forth in clause (c) of Section 2.1 of the Original Agreement is hereby amended to refer instead to "Dollar Equivalent of the Facility Usage".

     (S) 2.4. Use of Proceeds. The first two sentences of Section 2.4 of the Original Agreement are hereby amended in their entirety to read as follows:

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     Borrower shall use the proceeds of all Loans to finance Cash and Carry
     Purchases, as margin deposits not to exceed $50,000,000 in the aggregate at any time outstanding with respect to Hedging Contracts as permitted pursuant to Section 7.2(e) and to refinance Matured LC Obligations. Borrower and, with respect to Canadian Letters of Credit, Borrower or Plains Marketing Canada, L.P., as the case may be, shall use all Letters of Credit solely for the purposes specified in Section 2.7(d).

     (S) 2.5. Mandatory Prepayments. The reference to "Facility Usage" set forth in the first sentence of Section 2.6 of the Original Agreement is hereby amended to refer instead to "Dollar Equivalent of the Facility Usage".

     (S) 2.6.  Letters of Credit.   The reference to "Borrower" set forth in the
introductory clause of Section 2.7 of the Original Agreement is hereby amended to refer instead to "Borrower and, with respect to Canadian Letters of Credit, Borrower or Plains Marketing Canada, L.P.".

     The reference to "Facility Usage" set forth in Section 2.7(a) of the Original Agreement is hereby amended to refer instead to "Dollar Equivalent of the Facility Usage".

     The reference to "with respect to outstanding letters of credit issued by LC Issuer under the Scurlock Agreement, by Scurlock," set forth in Section 2.7(d) of the Original Agreement is hereby amended to refer instead to "with respect to any purchase or exchange in Canada, by Borrower or by Plains Marketing Canada, L.P.,".

     Clause (e) of Section 2.7 of the Original Agreement is hereby redesignated clause (f), a new clause (e) is hereby added immediately before such clause (f), to read as follows:

          (e) if such Letter of Credit is a Canadian Letter of Credit, after taking such Canadian Letter of Credit into account, the Dollar Equivalent of the aggregate amount of LC Obligations at such time relating to Canadian Letters of Credit does not exceed (1) $50,000,000 prior to the Murphy Acquisition Closing Date, (2) $80,000,000 during the four-month period commencing with the Murphy Acquisition Closing Date, and (3) $50,000,000 thereafter and the reference to "conditions (a) through (e)" set forth in the sentence following such clause (f) is hereby amended to refer instead to "conditions (a) through (f)".

     The following two new sentences are hereby added at the end of Section 2.7 of the Original Agreement, to read as follows:

     Borrower or Plains Marketing Canada, L.P., as the case may be, may request that any Canadian Letter of Credit be issued in Dollars or in Canadian Dollars, and, subject to the terms and conditions hereof, LC Issuer will honor such request.

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     (S) 2.7.  Requesting Letters of Credit.  The references to "Borrower" set forth in Section 2.8 of the Original Agreement are hereby amended to refer instead to "Borrower or Plains Marketing Canada, L.P., as the case may be,".

     (S) 2.8. Letter of Credit Reimbursement. Section 2.9(a) of the Original Agreement is hereby amended in its entirety to read as follows:

          (a) Reimbursement. Each Matured LC Obligation shall constitute a loan by LC Issuer to Borrower or Plains Marketing Canada, L.P., as the case may be. Borrower promises to pay to LC Issuer, or to LC Issuer's order, on demand, the full amount of each Matured LC Obligation (which, in the case of any Letter of Credit issued in Canadian Dollars, shall as demanded by LC Issuer be payable in Canadian Dollars or in an amount equal to the equivalent in Dollars of such amount of Canadian Dollars determined by LC Issuer in accordance with its normal procedures and after deducting any premium and costs of exchange), including without limitation all Matured LC Obligations with respect to Canadian Letters of Credit issued at the request of Plains Marketing Canada, L.P., together with interest thereon
     (i) at the Base Rate to and including the second Business Day after the Matured LC Obligation is incurred and (ii) at the Default Rate on each day thereafter. In addition, and notwithstanding the foregoing, Plains Marketing Canada, L.P., pursuant to each LC Application executed by it, shall be obligated to pay to LC Issuer, or to LC Issuer's order, on demand, the full amount of each Matured LC Obligation with respect to Canadian Letters of Credit requested by it (which, in the case of any Letter of Credit issued in Canadian Dollars, shall as demanded by LC Issuer be payable in Canadian Dollars or in an amount equal to the equivalent in Dollars of such amount of Canadian Dollars determined by LC Issuer in accordance with its normal procedures and after deducting any premium and costs of exchange), together with interest thereon as set forth in the foregoing sentence (such obligation and Borrower's obligation set forth in the foregoing sentence with respect to such Canadian Letters of Credit to be joint and several). Any such reimbursement made by Plains Marketing Canada, L.P. shall, pursuant to Section 3.7(b) hereof, include all such additional amounts as are needed to cause the amount received by LC Issuer, after any deduction or withholding as may be required pursuant to the Income Tax Act (Canada) or other applicable Canadian Laws, to equal the amount which would have been receivable in the absence of such deduction or withholding.

     The references to "Borrower" set forth in the second sentence of Section 2.9(c) and in Section 2.9(d) of the Original Agreement are hereby amended to refer instead to "Borrower or, with respect to Canadian Letters of Credit requested by Plains Marketing Canada, L.P., by either Borrower or Plains Marketing Canada, L.P.".

     (S) 2.9. LC Collateral. The reference to "outstanding LC Obligations" set forth in the first sentence of Section 2.11(a) of the Original Agreement is hereby amended to refer instead to "Dollar Equivalent of outstanding LC Obligations".

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     The reference to "aggregate LC Obligations" set forth in the last sentence of Section 2.11(b) of the Original Agreement is hereby amended to refer instead to "aggregate Dollar Equivalent of LC Obligations".

     (S) 2.10. Commitment Fee.  The references to "Facility Usage" set forth in
Section 2.12(b) of the Original Agreement are hereby amended to refer instead to "Dollar Equivalent of the Facility Usage".

     (S) 2.11. Letter of Credit Fees. Section 2.12(c) of the Original Agreement is hereby amended in its entirety to read as follows:

          (c) Letter of Credit Fees. In consideration of LC Issuer's issuance of any Letter of Credit, Borrower agrees to pay (i) to Administrative Agent, for the account of all Lenders in accordance with their respective Percentage Shares, a letter of credit fee equal to the Letter of Credit Fee Rate applicable each day times the Dollar Equivalent of the face amount of such Letter of Credit and (ii) to such LC Issuer for its own account, a letter of credit fronting fee at a rate equal to one-eighth percent (0.125%) per annum times the Dollar Equivalent of the face amount of such Letter of Credit. Each such fee will be calculated on the face amount of each Letter of Credit outstanding on each day at the above applicable rates and will be payable monthly in arrears on the last day of each month. In addition, Borrower will pay to LC Issuer a minimum administrative issuance fee and such other fees and charges customarily charged by the LC Issuer in respect of any issuance, amendment or negotiation of any Letter of Credit in accordance with the LC Issuer's published schedule of such charges effective as of the date of such amendment or negotiation. In addition, in the event any Canadian Letter of Credit shall at the request of Borrower or Plains Marketing Canada, L.P., as the case may be, be issued pursuant to an LC Issuer's Canadian office, Borrower will pay a minimum fee for such service as customarily charged by such LC Issuer. In addition, and notwithstanding the foregoing, Plains Marketing Canada, L.P., pursuant to each LC Application executed by it, shall with respect to Canadian Letters of Credit requested by it agree to pay such letter of credit fees as set forth in this Section 2.12(c) (such obligation and Borrower's obligation set forth in this Section 2.12(c) with respect to such Canadian Letters of Credit to be joint and several). Any such payment of letter of credit fees made by Plains Marketing Canada, L.P. shall, pursuant to Section 3.7(b) hereof, include all such additional amounts as are needed to cause the amount received by Administrative Agent and LC Issuer, in each case, after any deduction or withholding as may be required pursuant to the Income Tax Act (Canada) or other applicable Canadian Laws, to equal the amount which would have been receivable in the absence of such deduction or withholding.

     (S) 2.12. General Procedures - Payments. The first sentence of Section 3.1 of the Original Agreement is hereby amended by adding the following parenthetical phrase immediately following "lawful money of the United States of America":

     (unless otherwise expressly provided in this Agreement)

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     Section 3.1 of the Original Agreement is hereby further amended by adding the following at the end thereof:

     If any payment on account of any Obligation is received in Canadian Dollars, instead of Dollars as required pursuant to this section (whether voluntarily or pursuant to an order or judgment or the enforcement thereof or the realization of any security or the liquidation of such Restricted Person or otherwise howsoever), such payment shall constitute a discharge of such Obligation only to the extent of the equivalent in Dollars of such amount of Canadian Dollars determined by Administrative Agent in accordance with its normal procedures and after deducting any premium and costs of exchange, determined as of the Business Day next following such receipt. If, for the purpose of obtaining or enforcing judgment in any court in any Canadian jurisdiction, it becomes necessary to convert any amount due in Dollars into Canadian Dollars, then the Dollar Equivalent of such amount shall be determined on the Business Day following the date such judgment is given, and in any event Restricted Persons shall continue to be obligated to pay any deficiency owing to any Lender Party. If any Lender Party receives any payment or payments on account of the liability of any Restricted Person hereunder pursuant to any judgment or order in Canadian Dollars, and the Dollar Equivalent of such amount on the Business Day next following such receipt is less than the full amount of the Obligation due immediately prior to such judgment or order, then Borrower on demand shall indemnify and save such Lender Party harmless from and against any loss, cost or expense arising out of or in connection with such deficiency. The agreement of indemnity provided for in this Section 3.1 shall constitute an obligation separate and independent from all other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Lender Parties or any of them from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

     (S) 2.13. Notices and Environmental Matters. The references to "$1,000,000" set forth in Section 6.4(e), 6.12(b) and 6.12(c) of the Original Agreement are hereby amended to refer instead to "the Dollar Equivalent of $1,000,000".

     (S) 2.14. Indebtedness under Revolver Agreement and Issuance of Additional Indebtedness. The reference to "$400,000,000" set forth in Section 7.1(e) of the Original Agreement is hereby amended to refer instead to "$630,000,000".

     Clause (g) of Section 7.1 of the Original Agreement is hereby redesignated clause (h), and a new clause (g) is hereby added immediately before such clause
(h), to read as follows:

          (g) Indebtedness owing by Plains MLP or any other Restricted Person under its senior unsecured privately placed or public term Indebtedness (and any Indebtedness issued in exchange therefor), provided (1) such Indebtedness shall not permit optional redemption by the issuer or mandatory redemption by any holder thereof solely at the option of any such holder, nor any stated maturity, in each case prior to the Maturity

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     Date, (2) the indenture governing such Indebtedness shall have no covenants or other requirements more onerous than the Loan Documents, (3) the aggregate outstanding face amount of such Indebtedness shall not exceed $400,000,000, (4) all of the net proceeds of such originally issued Indebtedness shall be used to repay loans to Borrower outstanding under the Revolver Agreement as therein provided, (5) upon the receipt of net proceeds from the original issuance of such Indebtedness, the Commitment
     (as defined in the Revolver Agreement) under the Revolver Agreement shall be permanently reduced (as provided in the Revolver Agreement) by an amount equal to (A) forty percent (40%) of the face amount of such Indebtedness, if the aggregate face amount is less than $350,000,000, or (B) fifty percent (50%) of the face amount of such Indebtedness, if the aggregate face amount of such bonds is equal to or greater than $350,000,000, and (6) both immediately prior to and immediately following the consummation of such offering, no Default or Event of Default shall have occurred and be continuing.

     The reference to "$25,000,000" set forth in Section 7.1(g) of the Original Agreement (to be redesignated as clause (h) as set forth in the prior paragraph hereof) is hereby amended to refer instead to "the Dollar Equivalent of $25,000,000".

     (S) 2.15. Limitation on Sales of Property. The reference to "$10,000,000" set forth in Section 7.5(c) of the Original Agreement is hereby amended to refer instead to "the Dollar Equivalent of $10,000,000".

     (S) 2.16. Debt Coverage Ratio. Section 7.12 of the Original Agreement is hereby amended in its entirety to read as follows:

          Section 7.12. Debt Coverage Ratio. (a) At the end of any Fiscal Quarter, (b) on any date on which General Partner declares a distribution permitted under Section 7.6 and (c) on the date of any Permitted Acquisition, both immediately prior to and after giving effect to the consummation thereof, the Debt Coverage Ratio will not be greater than:

               (i) prior to both the CanPet Acquisition Closing Date and Murphy Acquisition Closing Date: (A) 4.0 to 1.0, in the case of any determination during the period from the date hereof through and including March 31, 2002, and (B) 3.75 to 1.0, in the case of any determination thereafter;

               (ii) on and after the CanPet Acquisition Closing Date, and prior to the Murphy Acquisition Closing Date (if the CanPet Acquisition Closing Date shall occur prior to the Murphy Acquisition Closing Date): (I) 4.25 to 1.0, in the case of any determination during the period from the date hereof through and including December 30, 2002, and (II) 4.00 to 1.0, in the case of any determination thereafter; and

               (iii) on and after the Murphy Acquisition Closing Date (whether or not the CanPet Acquisition Closing Date has occurred): (A) 4.75 to 1.0, in the case of any determination during the period from the date hereof through and including

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

     September 29, 2001, (B) 4.50 to 1.0, in the case of any determination during the period from September 30, 2001 through and including June 29, 2002, (C) 4.25 to 1.0, in the case of any determination from June 30, 2002 through and including December 30, 2002, and (D) 4.00 to 1.0, in the case of any determination thereafter.

     As used herein, "Debt Coverage Ratio" means the ratio of (a) Consolidated Funded Indebtedness to (b) Consolidated EBITDA for the four Fiscal Quarter period (or other period specified below) most recently ended prior to the date of determination for which financial statements contemplated by
     Section 6.2(a) or (b) are available to Borrower; provided, for purposes of this Section 7.12, if, since the beginning of the four Fiscal Quarter period ending on the date for which Consolidated EBITDA is determined, any Restricted Person shall have made any asset disposition or acquisition, shall have consolidated or merged with or into any Person (other than another Restricted Person), or shall have made any disposition or acquisition of a Restricted Person, Consolidated EBITDA shall be calculated giving pro forma effect thereto as if the disposition, acquisition, consolidation or merger had occurred on the first day of such period. Such pro forma effect shall be determined (i) in good faith by the chief financial officer of Borrower, and (ii) without giving effect to any anticipated or proposed change in operations, revenues, expenses or other items included in the computation of Consolidated EBITDA, except with the consent of Majority Lenders.

     (S) 2.17. Debt to Capital Ratio. Section 7.14 of the Original Agreement is hereby amended in its entirety to read as follows:

          Section 7.14 Debt to Capital Ratio. The ratio of (a) all Consolidated Funded Indebtedness to (b) the sum of Consolidated Funded Indebtedness plus Consolidated Net Worth will never be greater than:

               (i) prior to both the CanPet Acquisition Closing Date and the Murphy Acquisition Closing Date: 0.65 to 1.0 at any time;

               (ii) on and after the CanPet Acquisition Closing Date, and prior to the Murphy Acquisition Closing Date (if the CanPet Acquisition Closing Date shall occur prior to the Murphy Acquisition Closing Date): 0.67 to 1.0 at any time prior to December 30, 2002, and 0.65 to 1.0 thereafter; and

               (iii) on and after the Murphy Acquisition Closing Date (whether or not the CanPet Acquisition Closing Date has occurred): 0.73 to 1.0 at any time prior to December 30, 2002, and 0.65 to 1.0 thereafter.

     (S) 2.18. Events of Default.  The references to "$2,500,000" set forth in
Section 8.1(g), 8.1(i)(iv), 8.1(i)(v) and 8.1(i)(vi) of the Original Agreement are hereby amended to refer instead to "the Dollar Equivalent of $2,500,000".

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

     (S) 2.19. Lender Schedule. The Composite Lender Schedule set forth on the last page of the Lender Schedule attached as Schedule 1 to the Original Agreement is hereby amended in its entirety to read as set forth on the Composite Lender Schedule attached hereto.

     (S) 2.20. Schedules and Exhibits. Schedule 3 and Exhibits A and H attached to the Original Agreement are hereby amended in their respective entirety to read as set forth on Schedule 3 and Exhibits A and H attached hereto.

     (S) 2.21. Consent to Transfers and Issuances of Limited Partner Interests in Plains Marketing Canada, L.P. As of the date hereof, Plains Marketing Canada LLC, a Delaware limited liability company, owns all of the outstanding limited partner interests in Plains Marketing Canada, L.P., an Alberta limited partnership. Lenders hereby consent to the transfer by Plains Marketing Canada LLC, a Delaware limited liability company, of any or all such outstanding limited partner interests in Plains Marketing Canada, L.P. to Borrower, and waive any Default or Event of Default under Section 7.4(b) or Section 7.7 of the Credit Agreement caused thereby.

     As of the date hereof, all of the outstanding limited partner interests in Plains Marketing Canada, L.P., an Alberta limited partnership, are owned, directly or indirectly, by Borrower. Lenders hereby consent to the issuance by Plains Marketing Canada, L.P., an Alberta limited partnership, of limited partner interests to CanPet Energy Group (USA), Inc. or CanPet Energy Group Inc. to effect the consummation of the CanPet Acquisition as set forth in the CanPet Acquisition Documents, and waive any Default or Event of Default under Section
7.4 or Section 7.6 of the Credit Agreement caused thereby, provided, such limited partner interests shall:

          (i) pay no cash dividend nor entitle the holder thereof to any cash distribution, except upon dissolution (provided that the foregoing shall not prevent the accrual of any such dividends or distributions);

          (ii) not entitle the holder thereof to any right to manage or control Plains Marketing Canada, L.P. or vote with respect thereto; and

          (iii) not be redeemable or exchangeable by the holder thereof for cash or callable or subject to a put option for cash at the option of any such holder.

     In the event any limited partner interests issued by Plains Marketing Canada, L.P., an Alberta limited partnership, to CanPet Energy Group (USA), Inc. or CanPet Energy Group Inc. are exchanged for units issued by Plains MLP, Lenders hereby consent to the contribution by Plains MLP to Borrower of any and all such partnership interests, and waive any Default or Event of Default under
Section 7.4(c) or Section 7.5 of the Credit Agreement caused thereby.

     (S) 2.22. Consent to CanPet Acquisition. Lenders hereby consent to the CanPet Acquisition (as defined in the Credit Agreement as amended hereby), subject to the following:

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

          (a) Administrative Agent shall have received and approved copies of all environmental evaluations, reports or reviews related to properties to be acquired pursuant to the CanPet Acquisition, and there shall be no existing or potential environmental liabilities disclosed thereunder or otherwise existing except as disclosed by Borrower to Administrative Agent and Lenders prior to the date hereof.

          (b) Administrative Agent and each Lender shall have received any updated or revised business and/or financial projections with respect to the assets and operations to be acquired pursuant to the CanPet Acquisition, and no such projection shall materially and adversely differ from those projections previously delivered to Administrative Agent and Lenders.

          (c) The CanPet Acquisition shall exclude the acquisition of any existing or potential environmental or litigation liabilities incurred prior to the CanPet Acquisition Closing Date, except as disclosed by Borrower to Administrative Agent and Lenders prior to the date hereof, and Borrower and Plains Marketing Canada, L.P., as acquirers, shall have received an environmental indemnity providing for a deductible of not more than C$50,000 in the aggregate (not applicable with respect to environmental liabilities disclosed to Administrative Agent and Lenders prior to the date hereof) and a cap of not less than C$3,000,000 in the aggregate, to be effective for not less than two years with respect to on-site contamination and three years with respect to off-site contamination following the CanPet Acquisition Closing Date, and otherwise reasonably satisfactory to Administrative Agent with respect to such liabilities.

          (d) Administrative Agent shall have received and approved copies of all CanPet Acquisition Documents and all other related documents as Administrative Agent may request.

          (e) The cash portion of the purchase price shall not exceed
     $26,000,000.

          (f) Both immediately prior to and immediately following the consummation of the CanPet Acquisition, no Material Adverse Change shall have occurred since December 31, 1999, and no Default or Event of Default shall have occurred and be continuing.

          (g) Canadian Subsidiaries shall have delivered Security Documents pursuant to Section 6.14 of the Credit Agreement with respect to the properties acquired pursuant to the CanPet Acquisition, the definition of "Marketing Credit Priority Collateral" set forth in the Intercreditor Agreement dated May 8, 2000 among the Administrative Agent, Lenders and the administrative agent and lenders under the Marketing Credit Agreement shall be amended to include properties of the type described therein owned by Canadian Subsidiaries as well as Borrower, and pursuant thereto such Liens on all other such Canadian Subsidiaries' property securing the Obligations shall be subordinated to the Liens on such Canadian Subsidiaries' property securing the Indebtedness under the Revolver Agreement.

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

     (S) 2.23. Consent to Murphy Acquisition. Lenders hereby consent to the Murphy Acquisition, subject to the following:

          (a) Administrative Agent shall have received and approved copies of all environmental evaluations, reports or reviews related to properties to be acquired pursuant to the Murphy Acquisition, and there shall be no existing or potential environmental liabilities disclosed thereunder or otherwise existing except as disclosed by Borrower to Administrative Agent and Lenders prior to the date hereof.

          (b) Administrative Agent and each Lender shall have received any updated or revised business and/or financial projections with respect to the assets and operations to be acquired pursuant to the Murphy Acquisition, and no such projection shall materially and adversely differ from those projections previously delivered to Administrative Agent and Lenders.

          (c) The Murphy Acquisition shall exclude the acquisition of any existing or potential environmental or litigation liabilities incurred prior to the Murphy Acquisition Closing Date, except as disclosed by Borrower to Administrative Agent and Lenders prior to the date hereof, and Plains Marketing Canada, L.P., as acquirer, shall have received an environmental indemnity with respect to all environmental liabilities disclosed to Administrative Agent and Lenders prior to the date hereof and further providing for a deductible of not more than $300,000 in the aggregate, with a $20,000 deductible per site thereafter, and a cap of not less than $3,000,000 in the aggregate, with respect to all other environmental liabilities, and otherwise reasonably satisfactory to Administrative Agent with respect to such liabilities.

          (d) Administrative Agent shall have received and approved copies of all Murphy Acquisition Documents and all other related documents as Administrative Agent may request.

          (e) The cash portion of the purchase price shall not exceed $155,000,000 (subject to upward adjustment for net working capital adjustments not to exceed $6,000,000 in the aggregate).

          (f) Both immediately prior to and immediately following the consummation of the Murphy Acquisition, no Material Adverse Change shall have occurred since December 31, 1999, and no Default or Event of Default shall have occurred and be continuing.

          (g) On the Murphy Acquisition Closing Date: (1) Canadian Subsidiaries shall on the Murphy Acquisition Closing Date deliver Security Documents pursuant to Section 6.14 of the Credit Agreement (together with opinions of legal counsel for Canadian Subsidiaries and related corporate documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and exemptions; and certificates of public officials and of officers and representatives of Restricted Persons as

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

     Administrative Agent may request) with respect to all of their properties, and (2) the Intercreditor Agreement dated May 8, 2000 among the Administrative Agent, Lenders and the administrative agent and lenders under the Marketing Credit Agreement shall be amended and restated to, among other things, amend the definition of "Marketing Credit Priority Collateral" to include properties of the type described therein owned by Canadian Subsidiaries as well as Borrower, and pursuant thereto such Liens on all other such Canadian Subsidiaries' property securing the Obligations shall be subordinated to the Liens on such Canadian Subsidiaries' property securing the Indebtedness under the Revolver Agreement.

     (S) 2.24. Consent to Restated Agreement. Lenders hereby consent to the addition to the Revolver Agreement of a $100,000,000 term loan facility to PMC (Nova Scotia) Company, a Nova Scotia unlimited liability company and a Canadian Subsidiary, and $30,000,000 Canadian working capital revolving credit facility to PMC (Nova Scotia) Company, a Nova Scotia unlimited liability company, or Plains Marketing Canada, L.P., an Alberta limited partnership, or both of them if applicable, to be funded in connection with the consummation of the Murphy Acquisition, pursuant to the terms and conditions set forth on the indicative term sheet attached hereto as Annex I, and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof and currency Hedging Contracts executed in connection with the funding thereof to share ratably in the benefits of the Revolver Agreement and the other "Loan Documents" (as defined in the Revolver Agreement) with the loans and letter of credit obligations thereunder and the accrued interest and fees in respect thereof and pari passu with respect to all Collateral thereunder.

     In furtherance of the foregoing, each Lender hereby acknowledges and agrees that it shall, subject to reasonable documentation review and approval of Majority Lenders, execute and deliver (a) an amended and restated credit agreement, amending and restating the Credit Agreement, contemporaneous with the execution and delivery of an amended and restated credit agreement adding such facilities to the Revolver Agreement, and (b) an amended and restated intercreditor agreement among all lenders under the Credit Agreement, as so amended and restated, and under the Revolver Agreement, providing for, among other things, an amendment to the definition of "Marketing Credit Priority Collateral" in the existing Intercreditor Agreement to include properties of the type described therein owned by Canadian Subsidiaries as well as Borrower, and pursuant thereto Liens on such "Marketing Credit Priority Collateral" securing the Indebtedness under the Revolver Agreement shall be subordinated to the Liens on such "Marketing Credit Priority Collateral" securing the Obligations, and Liens on all other property securing the Obligations shall be subordinated to the Liens on such other property securing the Indebtedness under the Revolver Agreement. In consideration of each Lender's execution and delivery of this Agreement and such Lender's agreement to execute and deliver such amended and restated credit agreement and intercreditor agreement, Borrower hereby agrees to pay to Administrative Agent for the account of each Lender the amendment fees and/or work fees set forth in that certain letter of even date herewith between Borrower and Administrative Agent, on behalf of Lenders.

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

                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when, and only when:

     (a) Administrative Agent shall have received, at Administrative Agent's office, a counterpart of this Amendment executed and delivered by Borrower and Majority Lenders (and with respect to Sections 2.1(d), (g), (h) and (o), all Lenders), and consented to by each Guarantor;

     (b) Borrower shall have issued and delivered to Administrative Agent, for subsequent delivery to each Lender, a Renewal Note with appropriate insertions payable to the order of such Lender, duly executed on behalf of Borrower, dated the date hereof,

     (c) Restricted Persons shall have executed and delivered to Administrative Agent Amendments to Security Documents amending the description of the secured indebtedness therein to reflect the issuance of the Renewal Notes;

     (d) Administrative Agent shall have received all fees required to be paid to Administrative Agent or any Lender pursuant to any Loan Documents, including fees and expenses of Thompson & Knight LLP, counsel to Administrative Agent; and

     (e) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:

          (i) Revolver Amendment. A contemporaneous amendment to the Revolver Agreement, increasing the Revolver Commitment to $500,000,000 and consenting to the future addition of an additional $100,000,000 term loan and a $30,000,000 working capital revolver as described in Section 2.23, consenting to the CanPet Acquisition and the Murphy Acquisition on the same terms and conditions set forth herein, amending certain financial covenants on the same terms and conditions set forth herein, and amending various other provisions therein consistent with the amendments set forth herein;

          (ii) Opinions of Counsel for Restricted Persons. The written opinions of Fulbright & Jaworski, L.L.P., special Texas and New York counsel to Restricted Persons, and an opinion of Tim Moore, General Counsel for Restricted Persons, addressed to Administrative Agent and Lenders, to the effect that this Amendment, each Renewal Note and the other Amendment Documents have been duly authorized, executed and delivered by Restricted Persons, to the extent a party thereto, and that the Credit Agreement, each Renewal Note and the other Amendment Documents constitute the legal, valid and binding obligations of Restricted Persons, to the extent a party thereto, enforceable in accordance with their respective terms (subject, as to enforcement of remedies, to

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

     applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws and other laws affecting creditors' rights generally from time to time in effect).

          (iii) Officer's Certificate. A certificate of a duly authorized officer of General Partner stating that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness.

          (iv) Supporting Documents. (I) A Certificate of the Secretary of General Partner dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of General Partner authorizing the execution, delivery and performance of this Amendment, each Renewal Note and the other Amendment Documents by Restricted Persons and certifying the names and true signatures of the officers of General Partner authorized to sign this Amendment, each Renewal Note and the other Amendment Documents on behalf of Restricted Persons, and (II) such supporting documents as Administrative Agent may request.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of Plains MLP and Borrower. In order to induce Administrative Agent and Lenders to enter into this Amendment, Plains MLP and Borrower represent and warrant to Administrative Agent and each Lender that:

          (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date.

          (b) Each Restricted Person is duly authorized to execute and deliver this Amendment, each Renewal Note and each other Amendment Document, to the extent a party thereto, and Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all action necessary to authorize the execution and delivery of this Amendment, each Renewal Note and each other Amendment Document, to the extent a party thereto, and to authorize the performance of their respective obligations hereunder.

          (c) The execution and delivery by each Restricted Person of this Amendment, each Renewal note and each other Amendment Document, to the extent a party thereto, the performance by each Restricted Person of its respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of any Law or of the organizational documents of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any Lien upon any assets or properties of any Restricted Person, except in favor of Administrative Agent for the benefit of Lenders and other Permitted Liens. Except for those which have been duly obtained, no consent, approval, authorization or order of any Tribunal or third party is required in connection with the execution and

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

     delivery by any Restricted Person of this Amendment, any Renewal Note or any other Amendment Document, or to consummate the transactions contemplated hereby and thereby.

          (d) When duly executed and delivered, each of this Amendment, each Renewal Note, each other Amendment Document, and each of the Loan Documents, as amended hereby and thereby, will be a legal and binding instrument and agreement of each Restricted Person to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally).

          (e) The business and financial projections with respect to the assets and operations to be acquired pursuant to the CanPet Acquisition and the Murphy Acquisition previously delivered to Administrative Agent and Lenders fairly present Restricted Persons' best projections with respect thereto, and are based on reasonable historical business assumptions with respect to such assets and operations as well as Restricted Persons' current business operations and financial performance. No Material Adverse Change has occurred since December 31, 1999.

                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents (including but not limited to each Guaranty), as they may be amended or affected by this Amendment or any other Amendment Document, are hereby ratified and confirmed in all respects by each Restricted Person to the extent a party thereto. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. Any reference to the Notes in any other Loan Document shall be deemed to be a reference to the Renewal Notes issued and
delivered pursuant to this Amendment.   The execution, delivery and
effectiveness of this Amendment, the Renewal Notes and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     (S) 5.2. Ratification of Security Documents. Restricted Persons, Administrative Agent, and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the LC Obligations, as amended hereby, or the Notes, as amended hereby, are Obligations and are secured indebtedness under, are guarantied by, and are secured by, each and every Security Document to which any Restricted Person is a party. Each Restricted Person hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the such Restricted Person described as Collateral in any Security Document and re-guarantees all Obligations, as amended hereby.

     (S) 5.3. Ratification of Intercreditor Agreement. Each Lender hereby acknowledges and confirms that all Obligations under the Credit Agreement, as amended hereby, and the

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

"Obligations" under the Revolver Agreement, as amended on the date hereof, shall be and shall remain subject to the terms and entitled to the benefits of the Intercreditor Agreement.

     (S) 5.4. Survival of Agreements. All representations, warranties, covenants and agreements of the Restricted Persons herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan and the issuance and delivery of the Renewal Notes, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Restricted Person under this Amendment and under the Credit Agreement.

     (S) 5.5. Loan Documents. This Amendment, each Renewal Note, and each other Amendment Document is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     (S) 5.6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.7. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

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

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              PLAINS MARKETING, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By:
                                        --------------------------
                                        Phil Kramer
                                        Executive Vice President

                              PLAINS ALL AMERICAN PIPELINE, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By:   /s/ Phil Kramer
                                        --------------------------
                                        Phil Kramer
                                        Executive Vice President


                              ALL AMERICAN PIPELINE, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By:   /s/ Phil Kramer
                                        --------------------------
                                        Phil Kramer
                                        Executive Vice President

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

                                    FLEET NATIONAL BANK,
                                     as Administrative Agent and Lender

                                    By:   /s/ Terrence Ronan
                                        --------------------------
                                        Terrence Ronan, Managing Director


                                    FIRST UNION NATIONAL BANK, Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    BANK OF AMERICA, N.A., Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    BANK ONE, NA (MAIN OFFICE
                                    CHICAGO), successor by merger to Bank
                                    One, Texas, N.A., Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    BNP PARIBAS, Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:

                                    FORTIS CAPITAL CORP., Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:

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

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    BANK OF SCOTLAND, Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    WELLS FARGO BANK (TEXAS),
                                    NATIONAL ASSOCIATION, Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    SIEMENS FINANCIAL SERVICES, INC.,
                                    Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    THE BANK OF NOVA SCOTIA, Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    CREDIT AGRICOLE INDOSUEZ, Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:

                                                    LC/Hedged Inventory Facility

                                    GUARANTY FEDERAL BANK, F.S.B.,
                                    Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    TORONTO DOMINION (TEXAS), INC.,
                                    Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    SOUTHWEST BANK OF TEXAS, N.A.,
                                    Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    UNION BANK OF CALIFORNIA, Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:


                                    COMERICA BANK-TEXAS, Lender

                                    By:   /s/
                                        --------------------------
                                        Name:
                                        Title:

                                                    LC/Hedged Inventory Facility

                             CONSENT AND AGREEMENT

     Each of the undersigned Guarantors hereby consents to the provisions of this Amendment and the execution and delivery of the Renewal Notes and the other Amendment Documents, and the transactions contemplated herein and therein and hereby and thereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Renewal Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Guaranty made by it for the benefit of Administrative Agent and Lenders, and (iv) expressly acknowledges and agrees that such Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Renewal Notes pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                         PLAINS MARKETING CANADA LLC

                         By:  Plains Marketing, L.P., its sole member

                              By:   Plains All American Inc.,
                                    its general partner

                                    By:   /s/ Phil Kramer
                                       ---------------------------------
                                       Phil Kramer, Exec. Vice President


                         PMC (NOVA SCOTIA) COMPANY

                         By:   /s/ Phil Kramer
                            ---------------------------------
                            Phil Kramer, Exec. Vice President


                         PLAINS MARKETING CANADA, L.P.

                         By:  PMC (Nova Scotia) Company,
                              its general partner

                              By:   /s/ Phil Kramer
                                 ---------------------------------
                                 Phil Kramer, Exec. Vice President


                                                    LC/Hedged Inventory Facility